UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________
FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 25, 2022
PBF ENERGY INC.
PBF ENERGY COMPANY LLC
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-206728-02	61-1622166
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of The Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001	PBF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter): ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.
Amendment of Senior Secured Revolving Credit Agreement

On May 25, 2022, PBF Holding Company LLC (“PBF Holding”), a subsidiary of PBF Energy Company LLC, a Delaware limited liability company (“PBF LLC”), and PBF Energy Inc., a Delaware corporation (collectively with PBF LLC, the “Company”), and certain of its wholly-owned subsidiaries, as borrowers or subsidiary guarantors (collectively with the Company, “PBF”) entered into an amendment of its existing asset-based revolving credit agreement (as previously amended by Amendments No. 1 and 2, collectively, the “ABL”), among PBF, Bank of America, National Association (“BofA”), as administrative agent, and certain other lenders (the “Amendment No. 3”). The Amendment No. 3 makes certain amendments to the ABL, including but not limited to establishing two tranches, Tranche A which is comprised of existing lenders who have not elected to extend and whose commitments retain the existing maturity date under the ABL of May 2, 2023 (the “Tranche A Commitments”) and Tranche B, which is comprised of existing and new lenders whose commitments have an extended maturity date of January 31, 2025 (the “Tranche B Commitments”). The Tranche A Commitments total $1.55 billion and the Tranche B Commitments total $2.75 billion. Amendment No. 3 also includes changes to incorporate the adoption of Secured Overnight Financing Rate (SOFR) as a replacement of the London Interbank Offered Rate (LIBOR), changes to joint lead arrangers, bookrunners, syndication agents and other titles, and other changes related to the foregoing. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the ABL, as amended by the Amendment No. 3.
The Amendment No. 3 redefines certain components of the Borrowing Base (as defined in the ABL) to reflect the existence of the two tranches. In addition, an accordion feature allows for additional Tranche B Commitments of up to an additional $500 million plus an amount equal to the Tranche A Commitments.

BofA serves as the administrative agent under the ABL. Certain of the banks included in the syndicate participating in the facility and their respective affiliates have in the past provided, are currently providing and in the future may continue to provide, investment banking, commercial banking and other financial services to PBF in the ordinary course of business for which they have received and may in the future receive customary compensation. Certain of the bank syndicate participating in the facility and their respective affiliates also have commitments with the Company’s subsidiary, PBF Logistics LP, under a revolving credit facility and a senior notes indenture.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Amendment No. 3, which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated in this Item 1.01 by reference.

Amendment of J. Aron Inventory Intermediation Agreement

On May 25, 2022, PBF Holding, and its wholly-owned subsidiaries, Delaware City Refining Company LLC, Paulsboro Refining Company LLC, and Chalmette Refining, L.L.C. entered into an amendment (the “J. Aron Amendment”) of the third amended and restated inventory intermediation agreement dated October 25, 2021 (the "Third A&R Inventory Intermediation Agreement") with J. Aron & Company LLC, a subsidiary of the Goldman Sachs Group, Inc., to amend certain provisions of the Third A&R Inventory Intermediation Agreement that related to the ABL and were impacted by the changes effected by the Amendment No. 3.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the J. Aron Amendment, which is filed as Exhibit 10.2 to this current report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure set forth under Item 1.01 of this current report on Form 8-K with respect to the Amendment No. 3 is incorporated by reference herein.

Forward-Looking Statements

Statements contained in the exhibit to this report reflecting the Company’s or its management’s expectations or predictions relating to future plans, results, performance, achievements and the like are considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which may be beyond the Company’s control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors and uncertainties that may cause actual results to differ include but are not limited to the risks disclosed in the Company’s filings with the U.S. Securities and Exchange Commission. All forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements except as may be required by applicable law.

Item 9.01	Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

10.1*	Third Amendment to Senior Secured Revolving Credit Agreement, dated May 2, 2018

10.2*
First Amendment to the Third Amended and Restated Inventory Intermediation Agreement dated as of October 25, 2021, among J. Aron & Company LLC, PBF Holding Company LLC, Delaware City Refining Company LLC, Paulsboro Refining Company LLC, and Chalmette Refining, L.L.C.

99.1	Press Release announcing renewal and extension of Credit Facility, dated May 25, 2022.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

* Denotes that fees, payment terms and other competitively sensitive business terms have been redacted in accordance with Item 601(b)(10)(iv) of Regulation S-K

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date:	May 27, 2022	PBF Energy Inc.
(Registrant)

		By:	/s/ Trecia M. Canty
		Name:	Trecia M. Canty
		Title:	Senior Vice President, General Counsel and Secretary

Date:	May 27, 2022	PBF Energy Company LLC
(Registrant)

		By:	/s/ Trecia M. Canty
		Name:	Trecia M. Canty
		Title:	Senior Vice President, General Counsel and Secretary

Date:	May 27, 2022	PBF Holding Company LLC
(Registrant)

		By:	/s/ Trecia M. Canty
		Name:	Trecia M. Canty
		Title:	Senior Vice President, General Counsel and Secretary